Exhibit 10.3

Date  June 11, 2008

CAPITAL PRODUCT PARTNERS L.P.
as Borrower

THE BANKS AND FINANCIAL INSTITUTIONS
listed in Schedule 1
as Lenders

- and -

HSH NORDBANK AG
as Swap Bank

- and -

HSH NORDBANK AG
as Bookrunner

- and -

HSH NORDBANK AG
as Agent and Security Trustee

SECOND SUPPLEMENTAL AGREEMENT

in relation to a Loan Agreement dated
22 March 2007 relating to revolving credit
and term loan facilities not exceeding US$370,000,000

WATSON, FARLEY & WILLIAMS
Piraeus

Clause                                                                                                      Page

THIS AGREEMENT is made on  2008

BETWEEN

(1)	CAPITAL PRODUCT PARTNERS L.P. (the “Borrower”);

(2)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1, as Lenders;

(3)	HSH NORDBANK AG acting through its office at Gerhart-Hauptmann-Platz 50, D-20095, Hamburg, Germany, as Agent;

(4)	HSH NORDBANK AG acting through its office at Gerhart-Hauptmann-Platz 50, D-20095, Hamburg, Germany, as Security Trustee;

(5)	HSH NORDBANK AG acting through its office at Martensdamm 6, D-24103 Kiel, Germany, as Swap Bank; and

(6)	HSH NORDBANK AG acting through its office at Gerhart-Hauptmann-Platz 50, D-20095, Germany as Bookrunner.

BACKGROUND

(A)
By a loan agreement dated 22 March 2007 as amended by a supplemental agreement dated 19th September 2007 and made between (i) the Borrower, (ii) the Lenders, (iii) the Agent, (iv) the Security Trustee, (v) the Swap Bank and (vi) the Bookrunner, the Lenders agreed to make available to the Borrower revolving credit and term loan facilities not exceeding US$370,000,000.

(B)	The Borrower has made a request to the Creditor Parties:

(i)	to allow the Borrower to use the undrawn balance of Tranche C as working capital for its general corporate purposes including acquisition of vessels and ship owning companies; and

(ii)	that m.v. “ARIS II” and m.v. “ARISTOTELIS II” no longer be considered as Tranche C New Ships which will act as security for the Loan.

(C)
This Agreement sets out the terms and conditions on which the Creditor Parties agree, with effect on and from the Effective Date, to the requests of the Borrower and the consequential amendments to the Loan Agreement and the other Finance Documents.

IT IS AGREED as follows:

1      INTERPRETATION

1.2	Defined expressions. Words and expressions defined in the Loan Agreement and the other Finance Documents shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.3	Definitions. In this Agreement, unless the contrary intention appears:

“Effective Date”  means the date on which all the conditions precedent referred to in Clause 3.1 have been fulfilled by the Borrower, to be a Business Day not later than  June 2008 (or such later date as the Lenders may agree with the Borrower);

“Loan Agreement”  means the loan agreement dated 22 March 2007 referred to in Recital (A) as amended by a supplemental agreement dated 19th September 2007.

1.4	Application of construction and interpretation provisions of Loan Agreement. Clauses 1.2, 1.3, 1.4 and 1.5 of the Loan Agreement apply, with any necessary modifications, to this Agreement.

2     AGREEMENT OF THE CREDITOR PARTIES

2.1	Agreement of the Lenders. The Lenders agree, subject to and upon the terms and conditions of this Agreement, to:

(a)
allow the Borrower to use the undrawn balance of Tranche C as working capital for its general corporate purposes including acquisition of vessels and ship owning companies and such undrawn balance of Tranche C to be drawn in multiple advances (having the same use as per the undrawn balance of Tranche D); and

(b)	no longer consider m.v. “ARIS II” and m.v. “ARISTOTELIS II” as Tranche C New Ships which will act as security for the Loan.

2.2
Agreement of the Creditor Parties.  The Creditor Parties agree, subject to and upon the terms and conditions of this Agreement, to the consequential amendment of the Loan Agreement and the other Finance Documents in connection with the matters referred to in Clause 2.1.

2.3	Effective Date. The agreement of the Lenders and the other Creditor Parties contained in Clause 2.1 shall have effect on and from the Effective Date.

3      CONDITIONS PRECEDENT

3.1
General.  The agreement of the Lenders and the other Creditor Parties contained in Clauses 2.1 and 2.2 is subject to the fulfilment of the conditions precedent referred to in Clause 9.1 of the Loan Agreement and in Clause 3.2.

3.2
Conditions Precedent.  The conditions referred to in Clause 3.1 are that the Agent shall have received the following documents and evidence in all respects in form and substance satisfactory to the Agent and its lawyers on or before the Effective Date (or such later date as the Lenders may agree with the Borrower):

(a)	documents of the kind specified in paragraphs 3, 4 and 5 of Schedule 3, Part A to the Loan Agreement in relation to the Borrower updated with appropriate modifications to refer to this Agreement;

(b)	originals of this Agreement duly executed by the parties thereto;

(c)	the endorsement at the end of this Agreement signed by the relevant Owners;

(d)	documentary evidence that the agent for service of process named in Clause 30 of the Loan Agreement has accepted its appointment; and

(e)
any further opinions, consents, agreements and documents in connection with this Agreement and the Finance Documents which the Lenders may request by notice to the Borrower prior to the Effective Date.

4      REPRESENTATIONS AND WARRANTIES

4.1
Repetition of Loan Agreement representations and warranties.  The Borrower represents and warrants to the Creditor Parties that the representations and warranties in clause 10 of the Loan Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

4.2
Repetition of Finance Document representations and warranties.  The Borrower and each of the Security Parties represents and warrants to the Creditor Parties that the representations and warranties in the Finance Documents (other than the Loan Agreement) to which it is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5      AMENDMENTS TO LOAN AGREEMENT AND OTHER FINANCE DOCUMENTS

5.1	Specific amendments to Loan Agreement. With effect on and from the Effective Date the Loan Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)	by deleting the definition “ARIS II” from Clause 1.2 thereof;

(b)	by deleting the definition “ARIS II Shipbuilding Contract” from Clause 1.2 thereof;

(c)	by removing the words “ARISTOTELIS II and ARIS II” from the definition of “Bareboat Charter” in Clause 1.2 thereof and construing the definition of “Bareboat Charter” accordingly;

(d)	by removing the words “ARISTOTELIS II and ARIS II” from the definition of “Existing Charter” in Clause 1.2 thereof and by construing the definition of “Existing Charter” accordingly;

(e)
by removing the words “Belerion Maritime Co. (“Belerion”) and “Wind Dancer Shipping Inc. (“Wind Dancer”)” from the definition of “New Ships Owners” in Clause 1.2 thereof, by construing the definition “New Ships Owners” accordingly and by redesignating the existing paragraphs (b), (c), (d), (e) and (f) in such definition as respectively paragraphs (a), (b), (c), (d) and (e);

(f)
by removing the words “together ARISTOTELIS II and ARIS II and, in the singular means any of them” from the definition of “Tranche C New Ships” in Clause 1.2 thereof and by construing all references in the Loan Agreement to the “Tranche C New Ships” to mean “ALEXANDROS II”;

(g)
by removing the words “(i) ARIS II, Belerion” and “(j) ARISTOTELIS II, Wind Dancer” from the definition of “Owner” in Clause 1.2 thereof and by redesignating the existing paragraphs (k), (l), (m), (n) and (o) in the definition of “Owner” as respectively paragraphs (i), (j), (k), (l) and (m);

(h)
by removing the words “the Aristotelis II Shipbuilding Contract and the Aris II Shipbuilding Contract” from the definition of “Shipbuilding Contracts” in Clause 1.2 thereof and by construing the definition of “Shipbuilding Contract” accordingly;

(i)	by deleting the definition of “Tranche C” in Clause 1.2 thereof and replacing it with the following:

“Tranche C”  means an amount of up to $86,000,000 to be made available by the Lenders to the Borrower in multiple Advances pursuant to the terms of this Agreement and:

(a)	which, as to an amount of $48,000,000, has been on-lent by the Borrower to Sorrel in part-financing the acquisition of “ALEXANDROS II” by Sorrel; and

(b)	which, as to an amount of up to $38,000,000, may be used by the Borrower as working capital for its general working capital purposes including acquisition of vessels and ship owning companies,

or, as the context may require, the aggregate principal amount thereof outstanding at the relevant time under this Agreement;”;

(j)	by deleting Clause 4.2(c) thereof in its entirety and replacing it with the following:

“(c)
the Advances under Tranche C shall be used (i) in financing the acquisition of “ALEXANDROS II” and (ii) providing the Borrower with working capital for its general corporate purposes including acquisition of vessels and ship owning companies subject to the aggregate amount of the Advances under Tranche C which are outstanding at any time not exceeding $86,000,000;”; and

(k)
by adding in the second line of Clause 9.1(d) thereof after the words “Tranche C” the words “(other than any Advance which shall be used to provide the Borrower with working capital for its general corporate purposes)”.

5.2
Amendments to Finance Documents.  With effect on and from the Effective Date each of the Finance Documents other than the Loan Agreement, shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)
the definition of, and references throughout each of the Finance Documents to, the Loan Agreement and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended and supplemented by this Agreement;

(b)
by construing references throughout each of the Finance Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

5.3	Finance Documents to remain in full force and effect. The Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Finance Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement,

6      FURTHER ASSURANCES

6.1	Borrower’s obligation to execute further documents etc. The Borrower shall, and shall procure that any other party to any Finance Document shall:

(a)
execute and deliver to the Security Trustee (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Security Trustee may, in any particular case, specify;

(b)	effect any registration or notarisation, give any notice or take any other step,

which the Agent may, by notice to the Borrower or other party, specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

6.2	Purposes of further assurances. Those purposes are:

(a)
validly and effectively to create any Security Interest or right of any kind which the Security Trustee intended should be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.

6.3
Terms of further assurances.  The Security Trustee may specify the terms of any document to be executed by the Borrower or any other party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Security Trustee considers appropriate to protect its interests.

6.4	Obligation to comply with notice. The Borrower or any other party shall comply with a notice under Clause 6.1 by the date specified in the notice.

6.5
Additional corporate action.  At the same time as the Borrower or any other party delivers to the Agent any document executed under Clause 6.1(a), the Borrower or any other party shall also deliver to the Agent a certificate signed by 2 of the Borrower’s or that other party’s directors which shall:

(a)	set out the text of a resolution of the Borrower’s or that other party’s directors specifically authorising the execution of the document specified by the Agent; and

(b)
state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the Borrower's or that other party’s articles of association or other constitutional documents.

7      EXPENSES

7.1
Expenses.  The provisions of clause 20 (Fees and Expenses) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8      NOTICES

8.1
General.  The provisions of clause 28 (Notices) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9      SUPPLEMENTAL

9.1	Counterparts. This Agreement may be executed in any number of counterparts.

9.2	Third party rights. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

10    LAW AND JURISDICTION

10.1	Governing law. This Agreement shall be governed by and construed in accordance with English law.

10.2
Incorporation of the Loan Agreement provisions.  The provisions of clause 30 (Law and Jurisdiction) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

THIS AGREEMENT has been duly executed as a Deed on the date stated at the beginning of this Agreement.

EXECUTION PAGES

BORROWER

SIGNED by	)
for and on behalf of	)
CAPITAL PRODUCT PARTNERS L.P.	)

LENDERS

SIGNED by	)
for and on behalf of	)
HSH NORDBANK AG	)

SIGNED by	)
for and on behalf of	)
ALPHA BANK A.E.	)

SIGNED by	)
for and on behalf of	)
DEUTSCHE SCHIFFSBANK AG	)

SIGNED by	)
for and on behalf of	)
NATIONAL BANK OF	)
GREECE S.A.	)

SIGNED by	)
for and on behalf of	)
FORTIS BANK	)

AGENT

SIGNED by	)
for and on behalf of	)
HSH NORDBANK AG	)

SECURITY TRUSTEE

SIGNED by	)
for and on behalf of	)
HSH NORDBANK AG	)

SWAP BANK

SIGNED by	)
for and on behalf of	)
HSH NORDBANK AG	)

BOOKRUNNER

SIGNED by	)
for and on behalf of	)
HSH NORDBANK AG	)

Witness to all the above	)
signatures:	)

Name:

Address:

We hereby confirm and acknowledge we have read and understood the terms and conditions of the above Supplemental Agreement and agree in all respects to the same and confirm that the Finance Documents to which we are a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Loan Agreement (as amended by the Supplemental Agreement) and shall, without limitation, secure the Loan.

for and on behalf of	for and on behalf of
APOLLONAS SHIPPING COMPANY	CANVEY SHIPMANAGEMENT CO.

for and on behalf of	for and on behalf of
CARNATION SHIPPING COMPANY	CENTURION NAVIGATION
LIMITED

for and on behalf of	for and on behalf of
IRAKLITOS SHIPPING COMPANY	POLARWIND MARITIME S.A.

for and on behalf of	for and on behalf of
SHIPPING RIDER CO.	TEMPEST MARITIME INC.

for and on behalf of	for and on behalf of
LAREDO MARITIME INC.	EPICURUS SHIPPING COMPANY

for and on behalf of	for and on behalf of
ROSS SHIPMANAGEMENT CO.	SOPREL SHPMANAGEMENT INC.

Dated:  2008

SCHEDULE 1

LENDERS

Lender	Lending Office
HSH Nordbank AG	Gerhart-Hauptmann-Platz 50 20095 Hamburg Germany Fax No: +(49) 40 33 33 34118
Alpha Bank A.E.	Akti Miaouli 89 185 38 Piraeus Greece Fax No: +30 210 429 0348
Deutsche Schiffsbank AG	Domshof 17 D-28195 Bremen Fax No: +49 421 3609329
National Bank of Greece S.A.	Bouboulinas 2 & Akti Miaouli 185 35 Piraeus Fax No: +30 210 414 4120
Fortis Bank	166 Syngrou Ave 176 71 Athens Greece Fax No: +30 210 954 4368